Exhibit 8.1

List of Major Subsidiaries and Variable interest entity

Name	Jurisdiction of Incorporation	Affiliate Relationship with The Registrant
Tarena Hong Kong Limited	Hong Kong	Wholly-owned subsidiary
Tarena Software Technology (Hangzhou) Co., Ltd.	PRC	Wholly-owned subsidiary
Tarena Technologies Inc.	PRC	Wholly-owned subsidiary
Hangzhou Tarena Weishang Technology Co., Ltd.	PRC	Wholly-owned subsidiary of Tarena Software Technology (Hangzhou) Co., Ltd.
Hangzhou Hanru Education Technology co., Ltd.	PRC	Wholly-owned subsidiary of Tarena Software Technology (Hangzhou) Co., Ltd.
Dalian Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Shenyang Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Beijing Yingcai Tianyi Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Chengdu Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Zhengzhou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Harbin Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Changchun Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Heilongjiang Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Gansu Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Luoyang Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Beijing Tongcheng Technology Co., Ltd..	PRC	Wholly-owned subsidiary
Huhehaote Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanyang Tarena Softare Co., Ltd.	PRC	Wholly-owned subsidiary
Beijing Tarena Weishang Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Baotou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Mianyang Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Herguosi Weiying Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Beijing Pairuite Internet Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Weihai Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Beijing Caixiu Renren Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shenzhen Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Jinan Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Qingdao Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shenzhen Tarena Weishang Software Co., Ltd.	PRC	Wholly-owned subsidiary
Wuxi Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Suzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Linyi Tarena Technology Software Co., Ltd.	PRC	Wholly-owned subsidiary

Name	Jurisdiction of Incorporation	Affiliate Relationship with The Registrant
Yantai Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Weifang Tarena Times Software Co., Ltd.	PRC	Wholly-owned subsidiary
Hefei Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Nanjing Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Nanjing Tarena Weishang Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Zibo Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Jining Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Wuhu Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Bengbu Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Xuzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Kunming Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Tianjin Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shanghai Tarena Weishang Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Chongqing Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Shijiazhuang Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Xi’an Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Taiyuan Tarena Technology Co., Ltd	PRC	Wholly-owned subsidiary
Guizhou Tarena Technologies Co., Ltd.	PRC	Wholly-owned subsidiary
Tianjin Weiying Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Yuncheng Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Qinhuangdao Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Jinzhong Tarena Computer Technology Co. Ltd.	PRC	Wholly-owned subsidiary
Tangshan Tatsu Software Technology Co. Ltd.	PRC	Wholly-owned subsidiary
Ningbo Tarena Information Technology Co.,	PRC	Wholly-owned subsidiary
Fuzhou Tarena Information Technology Co.,	PRC	Wholly-owned subsidiary
Guangxi Nanning Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Zhuhai Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Guangzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Xiamen Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Dongguan Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Haikou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Wuhan Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Tarena (Wuhan) Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Hainan Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanchang Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Changsha Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Wuhan Tarena Accounting Consultative Service Co., Ltd.	PRC	Wholly-owned subsidiary

Name	Jurisdiction of Incorporation	Affiliate Relationship with The Registrant
Wenzhou Tarena information technology co., Ltd.	PRC	Wholly-owned subsidiary
Zhongshan Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Foshan Dendan age technology co. Ltd.	PRC	Wholly-owned subsidiary
Huizhou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Jinhua Tarena Technology Co.,Ltd.	PRC	Wholly-owned subsidiary
Weifang Tarena Professional Education School	PRC	School sponsored by Tarena Technology Co., Ltd.
Chongqing Jiulongpo Tarena Professional Education School	PRC	School sponsored by Chongqing Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Qingdao Tarena Professional Education School	PRC	School sponsored by Qingdao Tarena Software Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Nanjing Tarena Professional Education School	PRC	School sponsored by Nanjing Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Nanjing Tarena Weishang Education School	PRC	School sponsored by Nanjing Tarena Weishang Information Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Kunming Guandu Tarena Professional Education School	PRC	School sponsored by Kunming Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Zhengzhou Tarena Professional Education School	PRC	School sponsored by Zhengzhou Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Shenyang Tarena Times Professional Education School	PRC	School sponsored by Shenyang Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Shenyang Tarena Professional Education School	PRC	School sponsored by Shenyang Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Harbin Tarena Professional Education School	PRC	School sponsored by Harbin Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Dalian High-Tech Zone Tarena Professional Education School	PRC	School sponsored by Dalian Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.

Name	Jurisdiction of Incorporation	Affiliate Relationship with The Registrant
Changchun Tarena Professional Education School	PRC	School sponsored by Changchun Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Chengdu Tarena Professional Education School	PRC	School sponsored by Chengdu Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Jinan Tarena Professional Education School	PRC	School sponsored by Jinan Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Wuhan Tarena Professional Education School	PRC	School sponsored by Wuhan Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Zhuhai Tarena Professional Education School	PRC	School sponsored by Zhuhai Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Guangzhou Tarena Software Professional Education School	PRC	School sponsored by Guangzhou Tarena Information Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Shenzhen Bao’an Tarena Professional Education School	PRC	School sponsored by Shenzhen Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Dalian Shahekou Tarena Accounting Professional Education School	PRC	School sponsored by Dalian Tarena Software Technology Co., Ltd.
Chengdu High-tech Zone Tarena Professional Education School	PRC	School sponsored by Chengdu Tarena Technology Co., Ltd.
Chongqing Nanan Tarena Professional Education School	PRC	School sponsored by Chongqing Tarena Software Co., Ltd.
Shenzhen Longhua Xinqu Tarena Professional Skills Education School	PRC	School sponsored by Shenzhen Tarena Software Technology Co., Ltd.
Wuhan Technology Tarena Professional Education School	PRC	School sponsored by Wuhan Tarena Software Co., Ltd.
Ningbo Tarena Professional Education School	PRC	School sponsored by Ningbo Tarena Information Technology Co., Ltd.
Nanjing Weishang Tarena Professional Education School	PRC	School sponsored by Nanjing Tarena Weishang Information Technology Co., Ltd.
Wuhan Jiang'an Good Boy Robot Education and Training School	PRC	School sponsored by Wuhan Good Boy Robot Technology Co., Ltd.
Changsha Kaifu District, the Science Kid Robot Education Training School	PRC	School sponsored by Wuhan Good Boy Robot Technology Co., Ltd.
Beijing Tarena Jinqiao Technology Co., Ltd.	PRC	Variable interest entity
Guangzhou Huicai Software Co., Ltd.	PRC	Subsidiary of Variable interest entity
Hangzhou Tarena Technology Co., Ltd.	PRC	Subsidiary of Variable interest entity